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                                   TERM NOTE B

U.S. $314,286                                                  November 14, 2003

         FOR VALUE RECEIVED, the undersigned, OPTICARE HEALTH SYSTEMS, INC., a Delaware corporation, OPTICARE EYE HEALTH CENTERS, INC., a Connecticut corporation, PRIMEVISION HEALTH, INC., a Delaware corporation (individually and collectively the "BORROWER"), hereby promise to pay to CAPITALSOURCE FINANCE LLC (the "LENDER") the unpaid principal amount of the Term Loan made by Lender to Borrower, in lawful money of the United States of America in immediately available funds, with interest thereon, and all other Obligations (other than Advances under the Revolving Facility which are evidenced by a separate Note) under the Revolving Credit, Term Loan and Security Agreement, dated as of January 25, 2002, between Borrower and Lender (as it has been and may hereafter be amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), all at the times and in the manner set forth in the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings given them in the Loan Agreement.

         1.       INTEREST AND PAYMENTS.

                  (a) Borrower promises to pay interest on the outstanding principal amount of the Term Loan from the date of funding of the Term Loan until such principal amount is irrevocably paid in full in cash. Interest on the outstanding principal amount of the Term Loan shall be due and payable monthly in arrears on the first calendar day of each calendar month, commencing December 1, 2003, at an annual rate of the Prime Rate plus 3.5%, calculated on the basis of a 360-day year and for the actual number of calendar days elapsed in each interest calculation period; provided, however, that, notwithstanding, any other provision of this Note or any other Loan Document, the interest on the outstanding Term Loan shall be not be less than 9.0%.

                  (b) Interest and other Obligations payments shall be made automatically, when due, by the application of funds advanced under the Revolving Facility in accordance with the provisions of the Loan Agreement. Any payments of principal or interest or other amounts on or payments under this Note not paid automatically through Advances as provided in the Loan Agreement shall be paid to Lender, only by wire transfer on the date when due, without offset or counterclaim, in Dollars in immediately available funds as required in the Loan Agreement. Notwithstanding and without limiting or being limited by any other provision of this Note, any payments or prepayments received upon termination (as defined in the Loan Agreement) or otherwise under this Note shall be credited and applied in such manner and order as is set forth in
Section 2.5 of the Loan Agreement.

         2.       MATURITY.

                  Unless earlier due and payable or accelerated under the Loan Agreement, this Note shall mature, and the outstanding principal balance hereunder and other Obligations, together with all other outstanding amounts due hereunder and under the Loan Agreement, shall become due and payable in full on the Term Loan Maturity Date.

         3. DEFAULT RATE. Upon the occurrence of an Event of Default and during the continuation thereof, the rate of interest in effect at such time with respect to the Obligations shall be the Default Rate.

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         4.       LOAN AGREEMENT AND SECURITY AGREEMENT.

                  (a) This Note is referred to in, made pursuant to, and entitled to the benefits of, the Loan Agreement. The Loan Agreement, among other things, (i) provides for the making of the Term Loan by Lender to Borrower in the Dollar amount first mentioned above, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and (iii) contains provisions defining an Event of Default and the rights and remedies of Lender upon the occurrence of an Event of Default.

                  (b) This Note is a secured note, entitled to the benefits of and security interests granted in, among other things, the Loan Agreement and the Security Documents.

         5. PREPAYMENTS. This Note may be prepaid in whole or in part upon notice to Lender and shall be prepaid in whole, in each case as provided or required in the Loan Agreement and upon payment of all fees and other Obligations set forth therein. No payment or prepayment of any amount shall entitle any Person to be subrogated to the rights of Lender hereunder or under the Loan Agreement unless and until the Obligations have been performed in full and paid in full in cash and the Loan Agreement has been terminated.

         6. PAYMENTS DUE ON A DAY OTHER THAN A BUSINESS DAY. If any payment to be made on or under this Note is stated to be due or becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business Day, and such extension of time in such case shall be included in the computation of payment of any interest (at the interest rate then in effect during such extension) and/or fees, as the case may be.

         7. WAIVERS. Borrower hereby waives demand, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to this Note, the Loan Agreement and/or any Obligation, notice of acceptance hereof, notice of loans or Advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein and in the Loan Agreement. The pleading of any statute of limitations as a defense to any demand against Borrower hereunder is expressly waived by Borrower. No cause of action or dealing, renewal or extension of this Note or any Loan Document or any rights hereunder or thereunder, release of Borrower or any Guarantor, or delay, failure or omission on Lender's part in enforcing this Note or any other Loan Document or in exercising or enforcing any right, remedy, option or power hereunder or under any other Loan Document shall affect the liability of Borrower or any Guarantor or operate as a waiver of such or any other right, remedy, power or option or of any default, nor shall any single or partial exercise of any right, remedy, option or power hereunder or under any other Loan Document affect the liability of Borrower or any Guarantor or preclude any other or further exercise of such or any other right, remedy, power or option. No waiver of any one or more defaults in the performance of any of the provisions of this Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature.

         8.       EXERCISE OF RIGHTS.

                  (a) Subject to Section 9.1 of the Loan Agreement, Agent, for the benefit of Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security

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interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto, and such determination will not in any way modify or affect any of Lender's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents, under applicable law or at equity.

                  (b) The enumeration of the foregoing rights and remedies is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender, as applicable, otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

         9. LAWFUL LIMITS. This Note is expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to Lender for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If, due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and, if Lender shall have received interest or any other charges of any kind which might be deemed to be interest under applicable law in excess of the maximum lawful rate, then such excess shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by Borrower hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance hereunder, Lender shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate. The terms and provisions of this Section 9 shall control to the extent any other provision of this Note or any Loan Document is inconsistent herewith.

         10. GOVERNING LAW. This Note shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law provisions other than Section 5-1401 of the New York General Obligation laws.


                                 OPTICARE HEALTH SYSTEMS, INC.


                                  By: /s/ Dean J. Yimoyines
                                      ------------------------------------
                                      Name:  Dean J. Yimoyines
                                      Title: Chief Executive Officer

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                                 OPTICARE EYE HEALTH CENTERS, INC.


                                 By: /s/ Dean J. Yimoyines
                                     -------------------------------------
                                     Name: Dean J. Yimoyines
                                     Title: President



                                 PRIMEVISION HEALTH, INC.


                                 By: /s/ Dean J. Yimoyines
                                     -------------------------------------
                                     Name:  Dean J. Yimoyines
                                     Title: President







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